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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported) July 31, 1996

          GREENWICH CAPITAL ACCEPTANCE, INC., (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 1996, providing for the issuance of Greenwich Capital Acceptance, Inc., Mortgage
          Pass-Through Certificates, Series 1996-CHL1).


                         GREENWICH CAPITAL ACCEPTANCE, INC.
             (Exact name of registrant as specified in its charter)
       Delaware                     33-80740            61199884
(State or Other Jurisdiction      (Commission      (I.R.S. Employer
   of Incorporation)              File Number)     Identification No.)

   600 Steamboat Road                                     06830
 Greenwich, Connecticut                                 (Zip Code)
(Address of Principal
  Executive Offices)

 Registrant's telephone number, including area code (203) 625-2700
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Item 5.   Other Events
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Filing of Pooling and Servicing Agreement.
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     On July  1, 1996, Greenwich  Capital Acceptance, Inc.  (the "Depositor")
entered into a Pooling and Servicing Agreement dated as of July 1, 1996 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Countrywide Home Loans, Inc., as servicer, and The Bank of New York, as
trustee.   The Pooling and Servicing  Agreement is annexed hereto  as Exhibit
99.


Item 7.  Financial Statements, Pro Forma Financial
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         Information and Exhibits.
         ------------------------

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     The following  is filed herewith.   The exhibit number  corresponds with
Item 601(b) of Regulation S-K.

     Exhibit No.                   Description
     -----------                   -----------
        99                   Pooling and Servicing Agreement


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GREENWICH CAPITAL ACCEPTANCE, INC.

                                   By:   /s/ BRIAN D. BERNARD
                                      -------------------------
                                      Name:  Brian D. Bernard
                                      Title: Vice President


Dated: August 15, 1996



                                Exhibit Index
                               -------------


Exhibit                                                                  Page
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99.  Pooling and Servicing Agreement                                       6